Exhibit 99.2

[LOGO]

This presentation contains certain forward-looking statements and information, including "forward- looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this presentation, McEwen Mining Inc.'s (the "Company") estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, technical, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, risks related to the cost of transferring or otherwise allocating funds between operating jurisdictions, factors associated with fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, risks associated with mining operations, the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, property title, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves and other risks. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Mining's Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and other filings with the Securities and Exchange Commission, under the caption "Risk Factors", for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this presentation are qualified by this cautionary statement. Cautionary Statement

Gold: Be Brave, Be a Contrarian.

Increasing Gov’t Debt Driving Gold Price Higher As of September 12, 2013 April 2001 - Present 4

Gold Shares Have Lots of Potential High Recent Low % Change High to Recent Low Current % Recovered % Current to High Gold $1900 $1200 -37% $1321 10% 44% Franco Nevada $60.85 $32.13 -47% $41.22 28% 48% Barrick $55.63 $13.76 -75% $17.61 28% 216% Newmont $72.13 $26.48 -63% $28.23 7% 156% Agnico Eagle $87.13 $25.15 -71% $26.43 5% 230% Osisko $16.15 $2.90 -82% $4.78 65% 238% Alamos $20.98 $10.75 -49% $14.80 38% 42% Allied Nevada $45.11 $3.71 -92% $4.62 25% 876% Argonaut $11.07 $5.19 -53% $5.79 12% 91% Kirkland Lake $21.22 $2.68 -87% $3.61 35% 488% McEwen Mining $9.14 $1.65 -82% $2.44 48% 275% Source: Bloomberg. As of September 12, 2013 Jan 2010 – Present

Gold Shares Look Like a Bargain Source: Bloomberg. As of September 12, 2013 Huge Divergence

White House Effect on Gold Shares Source: Bloomberg. As of September 12, 2013 High Probability Big Recovery by Year End 84 88 92 96 00 04 08 12 Presidential Election Year Post Election Year Bre-X /85 /89 /93 /97 /01 /13 /09 /05 6 7 8 8 Performance of XAU Possibility

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Gold Bar (Nevada) Mine Permitting El Gallo 1 (Mexico) Production El Gallo 2 (Mexico) Mine Permitting Los Azules (Argentina) Large Copper Project San Jose (Argentina) Production McEwen Operations

Q2 2013 vs 2012 Production 44% 35,955 Gold Eq. oz. Note 9

On Track 130,000 Gold Eq. oz. 2013

Q2 2013 vs 2012 Cash Costs $744 Gold Eq. oz. 9% Note 9

Q2 2013 vs 2012 All-in Sustaining $1,108 Gold Eq. oz. 33% Note 9

*Thousands gold eq. oz. Gold eq. production (52:1 silver/gold ratio) Growth Scenarios San José El Gallo 1 El Gallo 2 Gold Bar 105 130 140 330 105 130 140 175 El Gallo + Gold Bar Required Financing $140 Million 175 280 105 130 140 225 175 Gold Bar Required Financing $25 Million Defer Major Builds Capex $5 Million Internally Financed

2 Mines Argentina + Mexico 15

San José Mine Argentina 16

San José Mine 2013 McEwen’s 49%, Silver : Gold ratio (52:1), notes 1 & 9 102,700 oz Annual Production 12 Yr Mine Life $750 / oz Q2 Cash Cost $970 / oz Q2 All-In Sustaining Cost 17 High-Grade Gold + Silver Argentina

San José Next to Cerro Negro Note 10, Goldcorp presentation

San José: High Grade Comparison of High-Grade Deposits Silver: Gold ratio (52:1), company website McEwen / Hochschild San José Size (Million Au Eq. oz) Grade (Au gpt Eq.) Rubicon Phoenix Goldcorp Red Lake Goldcorp Elenore Goldcorp Cerro Negro Yamana El Penon Mine Development Kirkland Lake

San José Resource Gold Eq. (Million oz) 2006 *Silver: Gold ratio (52:1), note 1 2007 2008 2009 2010 2011 2012 Measured & Indicated Inferred History of Resource Growth

El Gallo 1 Mine Mexico 21

El Gallo 1 Mine 27,300 oz Au Annual 2013 75,000 oz Au 2015 Production 50% Expansion $5 Million $713 / oz Q2 Cash Cost $1,183 / oz Q2 All-in Sustaining Cost 22 Open-Pit Heap Leach Mexico Note 4 & 9

$5 Million Internally Financed El Gallo 1 Mine – Growth 3,000 4,500 ore tonnes per day Note 11

El Gallo 1 Mine Increasing Gold Production 75k oz 37k oz 27k oz Gold Production (Thousand oz) Expansion Complete Mid-2014 4,000 tpd Avg 1.1 gpt Full-Year Expansion 4,500 tpd Avg 2 gpt 75k oz 3,000 tpd 1.1 gpt Internal estimate. Not supported by a Technical Report, note 11

El Gallo 1 Mine M&I Resource 38% - 691,523 oz July 2013 Comparable to Sept 2012 estimate, note 4

El Gallo 1 Mine – Next Growth Phase

2 Mines Being Permitted Mexico + Nevada 27

Growth - Low Capex vs Peers Source: Company filings, select Street Research 2013E – 2015E Growth Capex (US$ mm) $18/oz $40/oz $68/oz $10/oz $4/oz $3/oz $4/oz $4/oz $2/oz Capex required per 1% increase in production McEwen Total Capex ($ Millions)

$40 M No Debt *As of June 30, 2013 Finances

El Gallo 2 Mexico 30

El Gallo 1 Mine 5 km Road El Gallo 2 El Gallo 1 & 2: Close Proximity 31

El Gallo 2: Historic Feasibility Study Silver : Gold ratio (52:1), note 2 105k oz Au Eq. Annual $620/oz Cash Cost $700/oz Total Cost Late 2014 Projected Production Open Pit Conventional Mill 32 Mexico 7 Yr Mine Life

Historic FS Capex Spent Costs Under Review El Gallo 2 Ongoing Work on Capex Savings Note 2 $180 Million $ 10 Million $ 15-25 Million 33

Reduction in Leach Tanks Smaller Merrill Crowe / Refinery Reduced Need for EPCM Modular Crushers Reduction in Transformers $15-25 Million Targeted Reduction in Costs El Gallo 2 Capex Savings Studies Ongoing 34

El Gallo 2 Construction & Operating Permits Expected Q4 Note 2 & 3 35

Gold Bar Project Nevada 36

 Gold Bar – Cortez Trend, Nevada Barrick Cortez Mine World’s Biggest Gold Mine MCEwen - 100% McEwen JV Barrick Gold Discovery Tonkin Gold Bar Drilling Plan Q4 NEVADA Barrick Ruby Hill Mine 0 6 12 N Miles

50,000 oz Au Annual $700/oz Cash Cost $850/oz All-in Sustaining Cost 2015 Production Starts Gold Bar Production Forecast Payback Period* After Tax 2.5 Yrs 38 Nevada 8 Yr Mine Life $55 M Capex $1,350/oz Gold, note 5 & 12

Gold Price / oz NPV 5% (Millions) Payback (Years) After Tax IRR $1,750 $135 1.5 55% $1,550 $100 2.0 45% $1,350 $65 2.5 35% $1,150 $30 4.0 20% Gold Bar Economics Note 5 & 12 39

*Thousands gold eq. oz. Gold eq. production (52:1 silver/gold ratio) Growth Scenarios San José El Gallo 1 El Gallo 2 Gold Bar 105 130 140 330 105 130 140 175 3 El Gallo + Gold Bar Required Financing $140 Million 175 280 105 130 140 225 175 2 Gold Bar Required Financing $25 1 Million Defer Major Builds Capex $5 Million Internally Financed 2012A 2013E 2014E 2015E 2016E 2012A 2013E 2014E 2015E 2016E 2012A 2013E 2014E 2015E 2016E 40

One of the World’s Largest Copper Project Argentina 41

Los Azules - Copper 42

Los Azules: High Grade Size & Grade Comparison of Copper Porphyry Deposits Company website Cu Grade (% Cu) Attrib. Total Resources (B lbs Cu) Taca Taca Los Azules Vicuna Rosemont Copper Creek Cotabambas Canariaco Norte Vizcachitas Pumpkin Hollow Harper Creek North Star Florence Caspiche Casino 30 25 20 15 10 5 0 0.1 0.2 0.3 0.4 0.5 0.6

44 Copper Cut-off Tonnage (Mt) Copper Grade Contained Copper (B lbs) Indicated Resource 0.35% 389 0.63% 5.4 Inferred Resource 0.35% 1,397 0.46% 14.3 Los Azules Copper Note 8 Results > 0.70% Cu Results > 0.35% Cu

Los Azules PEA Due End of Q3 2013 45

25% $125 M Cost CEO Ownership 46

McEwen Team ROBERT MCEWEN Chief Owner 30 years experience Founder of Goldcorp PERRY ING Chief Financial Officer 15 years experience Controller Goldcorp Consultant Barrick PwC WILLIAM FAUST Chief Operating Officer 34 years experience COO Crystallex VP Ops Nevada Pacific Gold President Mexico Ops Pan American Silver IAN BALL President 9 years experience Discovered El Gallo Deposit McEwen Capital Goldcorp 47

McEwen Team EURIDICE GONZALEZ Country Manager, Mexico 10 years experience Completed land acquisition of El Gallo Complex NIGEL FUNG Director, Mine Planning 13 years experience Consulting Mine Engineer Tetra Tech Rosebel Gold Mine IAM Gold LUKE WILLIS Director, Resource Modelling 13 years experience Red Lake Goldcorp Hemlo Mine Barrick CARLOS LIGGESMEYER Country Manager, Argentina 15 years experience Certified Public Accountant. US. Finance and Admin, GM of Geb. Knauf 48

NILS F. ENGELSTAD Vice President, Corporate Affairs VP Minera Andes Corporate Secretary US Gold Lawyer National Law Firm McEwen Team SIMON QUICK Vice President - Projects Director of Projects US Gold ANDREW ELINESKY Vice President – Argentina Corporate Controller Minera Andes Craig Stanley Vice President, Corporate Development 7 years experience VP Stifel Nicolaus Masters of Science in Geology 49

Shares Outstanding MUX (NYSE, TSX) 258.5 Million MAQ (TSX) 38.5 Million Fully Diluted 301.5 Million Price 52 Week High – Low $4.72 – 1.63 Market Cap Average Daily Vol (12 month) McEwen Capital Structure *As of September 12, 2013 297.0 Million $2.44 $730 Million 3.0 Million 50

Contact Information Sheena Scotland Investor Relations Tel: 1.866.441.0690 x.410 Email: info@mcewenmining.com facebook.com/mcewenrob twitter.com/mcewenmining 51

End Notes Guidance to US Investors: McEwen Mining prepares its resource estimates in accordance with standards of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in Canadian National Instrument 43-101 (NI 43-101). These standards are different from the standards generally permitted in reports filed with the SEC. Under NI 43-101, McEwen Mining reports measured, indicated and inferred resources as required by the Canadian Securities Administrations, measurements which are generally not permitted in filings made with the SEC. The estimation of measured resources and indicated resources involve greater uncertainty as to their existence and economic feasibility than the estimation of proven and probable reserves. U.S. investors are cautioned not to assume that any part of measured or indicated resources will ever be converted into economically mineable reserves. The estimation of inferred resources involves far greater uncertainty as to their existence and economic viability than the estimation of other categories of resources. El Gallo Project, Mexico: The feasibility of mining at our El Gallo Complex and Gold Bar Project, has not been established in accordance with SEC Guide 7, and we have no proven or probable reserves on those properties as defined by U.S. law. A "reserve," as defined by regulation of the SEC, is that part of a mineral deposit which could be economically and legally extracted or produced at the time of the reserve determination. A reserve requires a feasibility study demonstrating with reasonable certainty that the deposit can be economically extracted and produced. There are no assurances that we will be able to prove that there are reserves at the El Gallo Complex and Gold Bar Project. The forward looking information contained in this presentation such as estimated timelines to production, production levels, capital expenditure requirements, and operating costs have been estimated without the benefit of a feasibility study so there can be no assurance over the accuracy of those estimates or that commercial production will be achieved. As at the date of this presentation, McEwen Mining is evaluating an expansion of El Gallo Phase 1. There are significant risks and uncertainty associated expanding production without a feasibility or pre-feasibility study. The proposed El Gallo 1 production expansion has not been explored, developed or analyzed in sufficient detail to complete an independent feasibility or pre-feasibility study and may ultimately be determined to lack one or more geological, engineering, legal, operating, economic, social, environmental, and other relevant factors reasonably required to serve as the basis for a final decision to complete the development of all or part of the El Gallo 1 expansion. San José Mine, Argentina: Minera Santa Cruz S.A., the owner of the San José mine, is responsible for and has supplied to the Company all reported results from the San José mine. McEwen Mining's joint venture partner, a subsidiary of Hochschild Mining plc, and its affiliates other than MSC do not accept responsibility for the use of project data or the adequacy or accuracy of this release. As the Company is not the operator of the San José mine, there can be no assurance that production information reported to the Company by MSC is accurate, the Company has not independently verified such information and readers are therefore cautioned regarding the extent to which they should rely upon such information. Technical Disclosure 52

San José Mine (49%) (1) Tonnes (MM*) (100%) Ag Grade (g/t) Au Grade (g/t) Ag (MMoz*) (100%) Au (MMoz*)(100%) Proven 0.83 470 6.73 12.54 0.18 Probable 0.94 471 6.19 14.26 0.19 Measured (inclusive of P+P) 1.3 559 8.2 23.17 0.34 Indicated (inclusive of P+P) 3.1 453 6.56 45.12 0.65 Inferred 2.1 476 7.37 32.1 0.5 Resource Table: Combined resources calculated using the following. El Gallo 1 (2) Tonnes (MM*) Ag Grade (g/t) Au Grade (g/t) Ag (MMoz*) Au (MMoz*) Measured 10.2 1.62 0.53 Indicated 3.7 1.33 0.16 M&I 13.9 1.54 0.69 Inferred 0.4 0.85 0.01 53

Gold Bar (4) Tonnes (MM*) Ag Grade (g/t) Au Grade (g/t) Ag (MMoz*) Au (MMoz*) Measured 0.7 1.19 0.03 Indicated 18.8 0.94 0.57 Tonkin (5) Tonnes (MM*) Ag Grade (g/t) Au Grade (g/t) Ag (MMoz*) Au (MMoz*) Measured 17.5 1.44 0.82 Indicated 14.7 1.34 0.62 M&I 32.3 1.39 1.45 Inferred 8.4 1.13 0.31 El Gallo 2 (3) Tonnes (MM*) Ag Grade (g/t) Au Grade (g/t) Ag (MMoz*) Au (MMoz*) Measured 25.0 66.9 0.10 53.78 0.08 Indicated 9.3 33.92 0.41 10.10 0.12 M&I 34.3 57.99 0.18 63.88 0.20 Inferred 8.5 52.72 0.24 14.48 0.07 Resource Table: Cont’d. 54

Los Azules (7) Tonnes (MM) Cu Grade (%) Au Grade (g/t) Ag Grade (g/t) Cu (B lbs) Indicated 389 0.63 0.07 1.8 5.4 Inferred 1,397 0.46 0.06 1.9 14.3 The cumulative resource and reserve figures set forth above are comprised of the following: For the current technical report on the San José Mine see: "Technical Report on San José Silver-Gold Mine, Santa Cruz, Argentina" dated August 15, 2013 with an effective date of December 31 2012, prepared by Eugene Puritch, P.Eng., David Burga, P.Geo., Alfred Hayden, P.Eng., James L. Pearson, P.Eng., and Fred H. Brown, P.Geo., all of whom are qualified persons and all of whom are independent of McEwen Mining, each as defined by NI 43-101 Resource Table: Cont’d Limo (6) Tonnes (MM*) Ag Grade (g/t) Au Grade (g/t) Ag (MMoz*) Au (MMoz*) Measured 5.9 0.89 0.17 Indicated 3.7 0.61 0.07 Inferred 2.2 0.7 0.05 (1)

There is no current feasibility study on the El Gallo 2 project. The Corporation is currently evaluating historical figures in contemplation of being able to produce an updated economic model. The figures presented for El Gallo 2 are historical in nature and therefore cannot be relied upon and are presented for information purposes only. These figures are disclosed in the: "El Gallo Complex Phase II project, NI 43-101 Technical Report Feasibility Study, Mocorito Municipality, Sinaloa, Mexico" with an effective date of September 10, 2012, prepared by M3 Engineering along with a team of associates (the "Phase II Report"). The authors of the Phase 2 Report, Stan Timler - M3 Engineering, Mike Hester - Independent Mining Consultants (Reserves), Dawn Garcia - SRK Consulting (Environmental), Richard Kehmeier and Brian Hartman - Pincock Allen & Holt (El Gallo Deposit Resource), John Read - McEwen Mining consultant (Palmarito Insitu, Historic Waste Dumps and Historic tailings Resource), are each qualified persons and all of whom but John Read are independent of McEwen Mining, such as defined by NI 43-101. The Corporation is conducting studies which are expected, but cannot be guaranteed, to reduce the historical projected cost of the El Gallo 2 project. Ongoing work on the El Gallo 2 project are based on internal estimates by the corporation which although are considered reasonable by the corporation do not constitute a preliminary economic assessment, feasibility or pre-feasibility study. There are significant risks and uncertainty associated expanding or commencing production without a feasibility or pre-feasibility study. The proposed El Gallo 2 mine has not been explored, developed or analyzed in sufficient detail to complete a current independent feasibility or pre-feasibility study and may ultimately be determined to lack one or more geological, engineering, legal, operating, economic, social, environmental, and other relevant factors reasonably required to serve as the basis for a final decision to complete the development of all or part of the El Gallo 2 project. For the current technical report on the El Gallo Project see: "Resource Estimate for the El Gallo Complex, Sinaloa State, Mexico" dated and effective June 30, 2013, prepared by John Read , CPG, McEwen Mining's Senior Consultant, and Luke Willis , P.Geo, McEwen Mining's Director, Resource Modeling. Mr. Read and Mr. Willis are both Qualified Persons as defined in Canadian National Instrument 43-101. Cont’d 2) 3) 4)

For the current technical report on the Gold Bar Project see: “NI 43-101 Technical Report on Resources and Reserves Gold Bar Project, Eureka County, Nevada” dated February 24, 2012 with an effective date of November 28, 2011, prepared by J. Pennington, C.P.G., MSc., Frank Daviess, MAusIMM, Registered SME, Eric Olin,, MBA, RM-SME, MSc, Herb Osborn, P.E, Joanna Poeck, MMSA, B. Eng., Kent Hartley P.E. Mining, SME, BSc, Mike Levy, P.E, P.G, MSc., Evan Nikirk, P. E., Mark Allan Willow, M.Sc, C.E.M. and Neal Rigby, CEng, MIMMM, PhD, each of the forgoing is a Qualified Person and independent of the Company as defined by NI 43-101.Tonkin resources were derived from the report titled “Technical Report on the Tonkin Project” dated with an effective date of May 16, 2008, prepared by Alan C. Noble, P.E., Richard Gowans, and Steven Brown. Mr. Noble and Mr. Gowans are considered a Qualified Person and independent of the Company as defined by NI 43-101. Mr Brown at the time of report preparation was not independent of the Company. For the current technical report on Tonkin see: “Technical Report on the Tonkin Project” dated with an effective date of May 16, 2008, prepared by Alan C. Noble, P.E., Richard Gowans, and Steven Brown. Mr. Noble and Mr. Gowans are considered a Qualified Person and independent of the Company as defined by NI 43-101. Mr Brown at the time of report preparation was not independent of the Company ..For the current technical report on the Limo Project see:“NI 43-101 Technical Report for the Limousine Butte Project, White Pine County, Nevada” dated with an effective date of July 1, 2009 prepared by John Welsh, P. Eng., Kim Drossulis, Senior Engineer, Jonathan Brown, M.B.A., C.P.G., Doug Willis, Geologist, Christine Ballard, Project Geotechnical Engineer, Eric Haddox, P. Eng., each of the forgoing is a Qualified Person and independent of the Company as defined by NI 43-101. For Los Azules resources see the news release titled “McEwen Mining's Los Azules Copper Project Continues to Grow!” released on May 15, 2013 by McEwen Mining. The resources effective date is May 1, 2013. The resource estimate was prepared under the direction of Robert Sim P. Geo., who is a Qualified Person and independent of the Company as defined by NI 43-101. The new PEA is expected to be completed in the third quarter 2013. For Q2 numbers see the news release titled “McEwen Mining Q2 Operational Results, Record Production At Lower Costs" released on August 9, 2013 by McEwen Mining Inc. Cont’d

For San José annual production see the news release titled “McEwen Mining Provides Fourth Quarter & Full Year 2012 Operational and Development Update" released on March 11, 2013 by McEwen Mining Inc. There are significant risks and uncertainty associated with expanding production at EI Gallo 1 without a feasibility, pre-feasibility or scoping study. The proposed expansion to El Gallo Phase 1 has not and may not be explored, developed or analyzed in sufficient detail to complete an independent feasibility or pre-feasibility study and may ultimately be determined to lack one or more geological, engineering, legal, operating, economic, social, environmental, and other relevant factors reasonably required to serve as the basis for a final decision to complete the expansion of all or part of this project. Project production figures are not supported by a technical report, feasibility study, pre feasibility study or scooping study. There are significant risks and uncertainty associated with commencing production without a feasibility study. The Gold Bar project has not and may not be explored, developed or analyzed in sufficient detail to complete an independent feasibility or pre-feasibility study and may ultimately be determined to lack one or more geological, engineering, legal, operating, economic, social, environmental, and other relevant factors reasonably required to serve as the basis for a final decision to complete the expansion of all or part of this project. Mineral resources, which are not mineral reserves, do not have demonstrated economic viability. The foregoing reports are available under the Corporation's profile on SEDAR (www.sedar.com). Inferred resources are too speculative geologically to have economic considerations applied to them. Cont’d